EXHIBIT 10.3

The Dow Chemical Company
Retiree Life Insurance Plans
for Salaried Retirees and Retirees of Certain Hourly Groups
Summary Plan Description for:

Retiree Company-Paid Life Insurance Plan
Retiree Optional Life Insurance Plan
Retiree Dependent Life Insurance Plan

Applicable to Employees hired prior to January 1, 2008

Amended and Restated December 23, 2010
To be effective January 1, 2011 and thereafter until superseded

This Summary Plan Description (SPD) is updated from time to time on the Dow Intranet:

Copies of updated SPDs can be found at the Dow Intranet address above, or by requesting a copy from the Retiree Service Center, Employee Development Center, Midland, MI 48674, telephone 800-344-0661 or 989-636-0977.  Summaries of modifications may also be published from time to time in DowFriends or by separate letter.

(includes Michigan Hourly Retiree Optional Life Group)

Overview

Three life insurance benefit plans are available to eligible Retirees and their families:  Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan (hereafter collectively referred to as the “Plans” or individually as “Plan”).   This is the Summary Plan Description (SPD) for these plans.  Different eligibility and coverage levels will apply depending on whether you are a Retired Salaried Employee or a Retired Hourly Employee.  Also, there are differences among the various Hourly groups.   Special rules also apply to Retired Split Dollar Participants, Post-65 Executive Life Participants and Disability Retirees.

Chapter One applies to The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan (“Retiree Company-Paid Life Insurance Plan”).  The Retiree Company-Paid Life Insurance Plan is sponsored and administered by The Dow Chemical Company.  It is part of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507).  It provides group term life insurance underwritten by Metropolitan Life Insurance Company (“MetLife”).

Chapter Two applies to The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Optional Life Insurance Plan (“Retiree Optional Life Insurance Plan”).  The Retiree Optional Life Insurance Plan is sponsored and administered by The Dow Chemical Company.   Premiums are paid by the Retiree. It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515).  It provides group term life insurance underwritten by MetLife.

Chapter Three applies to The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Dependent Life Insurance Plan (“Retiree Dependent Life Insurance Plan”).  The Retiree Dependent Life Insurance Plan is sponsored and administered by The Dow Chemical Company.  It is part of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program.  It provides group term life insurance underwritten by MetLife.  The premium is paid by the Retiree.  Coverage may be provided for eligible Dependents

Please review the information in this SPD carefully to become familiar with your benefit plans, guidelines, rights and responsibilities.  Words that are capitalized are either defined in this SPD or in the Plan Documents for The Dow Chemical Company Group Life Insurance Program (for the Retiree Company-Paid Life Insurance Plan) and The Dow Chemical Company Employee Paid and Dependent Life Insurance Program (for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan).  The Plan Documents include the applicable insurance policies and insurance certificates.  The Plan Documents are available upon request.  Contact the Plan Administrator listed in the ERISA Information section.

References to “Dow” and “Participating Employers” are used interchangeably, and both refer collectively to The Dow Chemical Company and the subsidiaries and affiliates of The Dow Chemical Company that are authorized to participate in the Plans.  The “Company” means The Dow Chemical Company.

The Dow Chemical Company reserves the right to amend, modify and terminate the Programs and the Plans at any time at its sole discretion.

Chapter One:
The Retiree Company-Paid Life Insurance Plan

As of January 1, 2005, the following plans of The Dow Chemical Company Group Life Insurance Program were merged into The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan:  Michigan Hourly Retiree Company-Paid Life Insurance Plan; Texas Operations Hourly Basic Life Insurance Plan; Hampshire Hourly Retiree Company-Paid Life Insurance Plan; Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan for Retirees Who Retired Between March 1, 1988 and January 1, 1999; Hampshire Chemical Corporation Hourly Retiree Company-Paid Life Insurance Plan (Waterloo); and ANGUS Hourly Retiree Company-Paid Life Insurance Plan.   Such plans no longer exist as separate plans, but are now a part of the Retiree Company-Paid Life Insurance Plan.   Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the retiree company-paid life insurance portion of that plan was incorporated into The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan for those who retired prior to January 1, 2006.

The Retiree Company-Paid Life Insurance Plan is referred to in Chapter One as the “Plan”.

Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees
Section 2 applies to Retired Michigan Operations Hourly Employees
Section 3 applies to Retired Texas Operations Hourly Employees who retired prior to January 1, 2003
Section 4 applies to Retired Hampshire Waterloo Hourly Employees who retired during a specified period
Section 5 applies to Retired Hampshire Owensboro and Nashua Hourly Employees who retired during a specified period
Section 6 applies to Disability Retirees
Section 7 applies to Retired Split Dollar Participants
Section 8 applies to Post-65 Executive Life Insurance Participants
Section 9 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003
Section 10 applies to Retired Employees of Dow AgroSciences LLC who retired prior to January 1, 2006
Section 11 applies to post January 22, 2007 acquisition new hires
Section 12 through to the remaining sections of Chapter One apply to all persons eligible for coverage under the Plan

Section 1.  Retired Salaried Employees and Certain Retired Hourly Employees

Eligibility
Section 1 of Chapter One of this SPD does NOT apply to:
•	Former Employees who were hired or re-hired on or after January 1, 20081;
•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance, are not eligible under this Plan while they are covered under the active employee coverage;

•	Hourly Employees who retired from Michigan Operations prior to January 1, 2008;
•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;
•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;
•	Texas Operations Employees who retired prior to January 1, 2003
•	Retired Split Dollar Participants;
•	Post-65 Executive Life Insurance Participants; and
•	Union Carbide Employees who retired prior to February 7, 2003;
•	Dow AgroSciences Employees who retired prior to January 1, 2006;
•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired prior to January 1, 2011;

1 An Employee’s earliest hire date with a Participating Employer will be recognized by the Program, provided there are no breaks in service outside the group of Participating Employers.  If there is a break in service, your latest date of hire shall apply, unless you meet the following description.  Description: Your employment with a Participating Employer terminated prior to January 1, 2008 (referred to as your “pre-January 1, 2008 termination date”), and you are subsequently re-hired by a Participating Employer, and 1) you become a participant of the DEPP component of the Dow Employees’ Pension Plan or you become a participant of the UCEPP component of the Union Carbide Employee’ Pension Plan, or 2) you were eligible for coverage under a retiree life insurance plan under the Program as of your pre-January 1, 2008 termination date because you were a Retiree.  If you meet this description, your first hire date will be recognized by the Plan.

•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed,by, merged with, or created by the Company on or after January 1, 2008, except as provided in the footnote below;

•	Poly-Carb Inc. and GNS Employees who retire are not eligible for this Plan;
•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer.

•	Former Employees of Rohm and Haas Companyor any of its subsidiaries and affiliates.
•	Former Employees of Morton International, Inc. or any of its subsidiaries and affiliates.

Except for those populations identified above, if you are a Retiree who, on the day preceding your Retirement, were enrolled for coverage under a Company-Paid Life Insurance Plan offered under The Dow Chemical Company Group Life Insurance Program, you are eligible for the coverage described below in Coverage Amounts for Eligible Salaried and Hourly Retirees.   In order to be a “Retiree”, you must meet the definition of “Retiree” under the Plan.

Enrollment
Upon Retirement, you may complete an enrollment form, with coverage effective immediately.  If you want to be covered under Plan Option I at age 65, you must complete an enrollment form and return it to the U.S. Benefits Center within 31 days of your Retirement.  Failure to return the form within 31 days of your Retirement will result in automatic enrollment in pre-age 65 coverage and Plan Option II at age 65.

Note:  At a later date, you may decrease your coverage option by switching from Plan Option I to Plan Option II; however, you will not be permitted to upgrade your coverage by switching from Plan Option II to Plan Option I, even with a statement of health form.

You may waive coverage.  If you want to waive coverage, you must provide written notification to the U.S. Benefits Center.  If you waive coverage, you waive coverage permanently.  If you waive coverage prior to age 65, your coverage for after age 65 is also waived, and you may not re-enroll for coverage.  You may not re-enroll at any time in the future.

Coverage Amounts for Eligible Salaried and Hourly Retirees
Coverage Prior to Age 65

Except for eligible Retirees of Americas Styrenics, until you reach age 65, you will be provided with coverage equal to one times (1x) your base annual salary at time of Retirement2, rounded up to the next $1000, plus $5000.   Currently, the Company pays the cost of this coverage.

If you Retire from Americas Styrenics, and met the eligibility requirements for this Plan at the time you left your prior Participating Employer, the applicable salary for determining your coverage is your salary at the time you left your prior Participating Employer.  See footnote 4 below.

2 The applicable salary if you work for Americas Styrenics is not your Americas Styrenics salary at time of retirement from Americas Styrenics.  The applicable salary is your salary at the time you left your prior Participating Employer.  For example, let’s assume that you worked for The Dow Chemical Company immediately prior to beginning employment with Americas Styrenics, and your base annual salary was $45,000 at The Dow Chemical Company at that time.  Let’s also assume that at the time you leave Americas Styrenics, your base annual salary is $50,000.  The salary that the Plan will use to determine your coverage will be the $45,000 base annual salary at the time you left The Dow Chemical Company.

Coverage Age 65 or older

There are two plan options available to Retirees age 65 and older.  Plan Option I requires a monthly Retiree contribution.  Currently, Plan Option II is provided at no cost to you.   If you Retire from Americas Styrenics, and met the eligibility requirements for this Plan at the time your left your prior Participating Employer, the applicable salary for determining your coverage is your salary at the time you left your prior Participating Employer.  See footnote 2 below.

Plan Option I: Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary at time of Retirement3, rounded up to the next $1,000.  At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until age 68.  At age 68 and beyond, your coverage amount is equal to one-half your base annual salary, with minimum coverage of $10,000.  The following chart summarizes the insurance coverage for Retirees electing Plan Option I:

Age 65 66 67 68+
Coverage Amount
1x base salary at time of Retirement4 ($10,000 minimum)
80% of benefit at Retirement5 ($10,000 minimum)
60% of benefit at Retirement6 ($10,000 minimum)
50% of benefit at Retirement7 ($10,000 minimum)

Plan Option II: Beginning on the first of the month following your 65th birthday, your life insurance will equal 1x your base annual salary, rounded up to the next $1,000.  At age 66, your coverage amount is reduced 20 percent (of the original amount) each year until you reach age 70.  At age 70 and beyond, Dow will provide coverage of $5,000.  The following chart summarizes the insurance coverage for Retirees electing Plan Option II.

Age 65 66 67 68 69 70+
Coverage Amount
1x base salary at time of Retirement8 ($5,000 minimum)
80% of benefit at Retirement9 ($5,000 minimum)
60% of benefit at Retirement10 ($5,000 minimum)
40% of benefit at Retirement 11($5,000 minimum)
20% of benefit at Retirement 12($5,000 minimum)
$5,000

Cost
Prior to Age 65

Currently, Retiree Company-Paid Life Insurance coverage is provided at no cost to you.

Age 65 and Older

Plan Option I: You share the cost of coverage with Dow.  Your cost is based on a rate per $1,000 of 1X coverage and is subject to change based on plan experience.  Your premium payment is deducted, post-tax, from your monthly pension check.  Premiums may vary from year to year.  Premium information is communicated in the annual U.S. Retiree Benefits Enrollment Booklet, and periodically in DowFriends.  If you elect not to have your premium deducted from your pension check, you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

3  See footnote 2 above.
4  See footnote 2 above.
5  See footnote 2 above.
6  See footnote 2 above.
7  See footnote 2 above.
8  See footnote 2 above.
9 See footnote 2 above.
10 See footnote 2 above.
11 See footnote 2 above.
12 See footnote 2 above.

Plan Option II: Currently, coverage is provided at no cost to you.

Section 2.  Retired Michigan Operations Hourly Employees

Eligibility
If your were hired on or after January 1, 2008, you are not eligible for coverage.  If you were hired prior to January 1, 2008, and you are a Retired Michigan Operations Hourly Employee who Retired on or after June 1, 1990 but before January 1, 2008, and you were covered under the Company-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for the coverage described below under “Coverage Amounts for Eligible Midland/Ludington Hourly Retirees”.

Coverage Amounts for Eligible Midland/Ludington Hourly Retirees
Prior to Age 65

Until you reach age 65, you will be provided with coverage equal to the amount of coverage you had as an active Hourly Employee under the Company-Paid Life Insurance on the day preceding the date of your Retirement.

Age 65 or older

On or after your 65th birthday, your Retiree Company-Paid Life Insurance benefits will be determined by applying the appropriate percentage from the following table to the amount of your Retiree Company-Paid Life Insurance in effect the date preceding your 65th birthday, with a minimum of $5,000.

Age 65 66 67 68 69 70+
Coverage Amount
1x base salary at time of Retirement ($5,000 minimum)
80% of benefit at Retirement ($5,000 minimum)
60% of benefit at Retirement ($5,000 minimum)
40% of benefit at Retirement ($5,000 minimum)
20% of benefit at Retirement ($5,000 minimum)
$5,000

Cost
Currently, the Company pays the cost of this coverage.

Section  3.  Retired Texas Operations Employees

Texas Operations Hourly Employees who Retired prior to January 1, 2003, and had Non-Contributory coverage under The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for $10,000 of coverage until age 65.  Coverage is reduced to $5000 at age 65.  Currently, the Company pays the cost of this coverage.

Section 4.  Retired Hampshire Waterloo Hourly Employees

If you retired from Hampshire Chemical Corp. on or after March 1, 1988,through December 31, 1999, at age 62 or older and were represented while an active employee by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corp.’s Waterloo, NY facility,you have $5000 of coverage.    Currently, the Company pays the cost of this coverage.

Section 5.  Retired Hampshire Owensboro and Nashua Hourly Employees

If you Retired from Hampshire Chemical Corp. between March 1, 1988, and January 1, 1999, and had five or more years of service with W.R. Grace Company and/or Hampshire Chemical Corp. and were represented while an active employee by either the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corp.’s Owensboro, Kentucky facility) or the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corp.’s Nashua, New Hampshire facility), you are eligible for the coverage described below in Coverage Amounts for Eligible Hampshire Owensboro and Nashua Hourly Retirees.

Coverage Amounts for Eligible Hampshire Owensboro and Nashua Hourly Retirees.
If you are an eligible Retiree who was represented by the International Brotherhood of Boilermakers, Iron Ship Builders, Blacksmiths, Forgers and Helpers (AFL-CIO) Local Lodge 727 (a bargaining unit at Hampshire Chemical Corp.’s Owensboro, Kentucky facility) while you were an active Employee, your coverage is $6000.

If you are an eligible Retiree who was represented by the International Chemical Workers Union Council/UFCW, Local No. 952-C (a bargaining unit at Hampshire Chemical Corp.’s Nashua, New Hampshire facility) while you were an active Employee, your coverage is $5000.

Cost
Currently, the Company pays the cost of this coverage

Section 6.  Disability Retirees

If your were hired on or after January 1, 2008, you are not eligible for coverage.13.  If you were hired prior to January 1, 2008, and if you are receiving a “disability retirement benefit” from the DEPP component of the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and are not a former Texas Operations Hourly Employee who retired prior to January 1, 2003, and you were covered under The Dow Chemical Company Company-Paid Life and/or Employee-Paid Life Insurance Plans on the day preceding your Retirement, you are eligible for the coverage described below in Coverage Amounts for Disability Retirees.  If you are receiving disability retirement payments from the UCEPP component of the Union Carbide Employees’ Pension Plan (“UCEPP”) and retired on or after February 7, 2003, you are also eligible for the coverage described below in Coverage Amounts for Disability Retirees.

If you are a former Texas Operations Hourly Employee who retired prior to January 1, 2003 receiving a “disability retirement benefit” from the DEPP component of the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are eligible for coverage as described below in Coverage Amounts for Texas Operations Hourly Disability Retirees.

Coverage Amounts for Disability Retirees
Pre-65 coverage.  If you are a Retiree who is receiving a “disability retirement benefit” from DEPP or UCEPP, as defined under DEPP or UCEPP, respectively, you will be provided with Retiree Company-Paid Life coverage equal to the coverage you had as an active employee.  Until age 65, additional coverage equal to 1/2 x or 1x your base annual pay at Retirement14, rounded up to the next $1000, is provided if you were previously enrolled for at least that amount of Employee-Paid Life coverage as an active employee.  Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP or UCEPP, whichever is applicable.  If your DEPP disability retirement effective date is prior to January 1, 2006 (or your UCEPP disability retirement effective date is on or after February 7, 2003 and prior to

13 An Employee’s earliest hire date with a Participating Employer will be recognized by the Program, provided there are no breaks in service outside the group of Participating Employers.  If there is a break in service, your latest date of hire shall apply, unless you meet the following description.  Description: Your employment with a Participating Employer terminated prior to January 1, 2008 (referred to as your “pre-January 1, 2008 termination date”), and you are subsequently re-hired by a Participating Employer, and 1) you become a participant of the DEPP component of the Dow Employees’ Pension Plan, and did not become a participant of the UCEPP component of the Union Carbide Employee’ Pension Plan  or 2) you were eligible for coverage under a retiree life insurance plan under the Program as of your pre-January 1, 2008 termination date because you were a Retiree.  If you meet this description, your first hire-date will be recognized by the Plan.
14 See footnote 3 above.

January 1, 2006), this additional coverage is currently provided at no cost to you.  Age 65 and older. If you are: (1) a disability retiree under DEPP or UCEPP, and (2) your DEPP disability retirement effective date is prior to January 1, 2006 (or your UCEPP disability retirement effective date is on or after  February 7, 2003 and prior to January 1, 2006), and (3) you are not a Texas Operations Hourly Employee who began receiving disability retirement from DEPP prior to January 1, 2003, and (4) you were covered under the Dow Company-Paid Life Insurance Plan on the day preceding your Retirement, then you are covered under Plan Option I if you enrolled for Option I at time of Retirement.  Coverage is contingent on you continuing to meet the requirements to receive disability retirement benefits from DEPP or UCEPP.  Currently, this coverage is provided at no cost to you.

Coverage Amounts for Texas Operations Hourly Disability Retirees

Retired Prior to January 1, 1997

If you are a former Texas Operations Hourly Employee who retired prior to January 1, 1997 receiving a “disability retirement benefit” from the DEPP component of the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are eligible for coverage.

Retirees Less than Age 65:

Coverage equal to the amount you had as an active employee under the Texas Operations Hourly Contributory Optional Life Insurance Plan was provided until the first of the month following your 65th birthday.

Retirees Age 65 or Older:

If prior to age 65 your coverage amount was equal to or greater than $30,000, coverage will be $25,000 beginning on the first of the month following your 65th birthday. The amount of coverage is reduced each year with the minimum amount at age 68 of $10,000.  Once coverage is waived or terminated, it cannot be reinstated.

Age 65 Age 66 Age 67 Age 68 & After	$25,000 $20,000 $15,000 $10,000

Retired on or after January 1, 1997 through December 31, 2002

If you are a former Texas Operations Hourly Employee who retired on or after January 1, 1997 through December 31, 2002, and are receiving a “disability retirement benefit” from the DEPP component of the Dow Employees' Pension Plan ("DEPP"), as defined under DEPP, and you were covered under the Texas Operations Hourly Contributory Optional Life Insurance Plan coverage on the day preceding your Retirement, you are eligible for coverage.

Retirees Less than Age 65:

Coverage was provided in increments of $10,000, subject to a minimum of $10,000 and a maximum of either $60,000, or one-half the amount of Optional Contributory coverage in effect on the day preceding Retirement, whichever is less. Once coverage is waived or terminated, it cannot be reinstated.

Retirees Age 65 or Older:

If prior to age 65, your coverage amount was equal to or greater than $30,000 coverage will be $25,000 beginning on the first of the month following your 65th birthday. The amount of covearge is reduced each year with the minimum amount at age 68 of $10,000.  Once coverage is waived or terminated, it cannot be reinstated.

Age 65 Age 66 Age 67 Age 68 & After	$25,000 $20,000 $15,000 $10,000

Section 7.  Retired Split Dollar Participants

A “Retired Split Dollar Participant” is eligible for the coverage described below in Coverage Amount for Eligible Split Dollar Retirees.  A “Retired Split Dollar Participant” is defined as a person who meets the requirements of one of the following:

i.
A person who: (a) was a Retiree on or before September 30, 2003, and (b) was  enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on or before September 30, 2003, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company; or

ii.
A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium; or

iii.
A person who: (a) was an active Employee on September 30, 2002, and (b) was  enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan on September 30, 2002, and (c) signed a waiver of all his or her rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between him or her and The Dow Chemical Company, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

iv.
A person who: (a) was an active Employee on or before October 31, 2002, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2002, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2002, and (d) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (e) is now a Retiree; or

v.
A person who: (a) was an active Employee on October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2003, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2003, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, and (e) on the day preceding his or her Retirement, was covered under the Company-Paid Life Insurance Plan component of The Dow Chemical Company Group Life Insurance Program that is available to active Employees, and (f) is now a Retiree; or

vi.
A person who: (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005, and (d) whose coverage level under the Union Carbide Executive Life Insurance Plan just prior to termination of the Agreement and Collateral Assignment was two times his or her annual salary, for which he or she had to pay a premium, or

vii.
A person who is not described in (vi) above, and (a) was a Retiree on or before October 31, 2003, and (b) was enrolled in the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005, and (c) for whom the Agreement and Collateral Assignment between him or her and Union Carbide Corporation was terminated on or about October 31, 2005.  For purposes of the Plan, “1X”  means either 1 times your final annual salary at Union Carbide or 40% of your final annual salary at Union Carbide, or 2 times your final annual salary at Union Carbide, depending on the amount of coverage you had under the Union Carbide Corporation Executive Life Insurance Plan on October 31, 2005.

Enrollment
Retired Split Dollar Participants who were active Employees at the time their split dollar agreement was terminated, are required to submit an enrollment form at the time they Retire.  Failure to return the form within 31 days of Retirement will result in automatic enrollment at the same coverage level you had as an active Employee under Company-Paid Life Insurance (1x coverage).

Coverage Amount for Eligible Split Dollar Retirees
Except for a person described in Section 7(vii), a Retired Split Dollar Participant has 1 times (1x) his or her final annual salary at the time of Retirement15, which will continue until death.  However, if you elect to waive this special 1x coverage, you will not be allowed to re-enroll in the future.  With respect to a person described in Section 7 (vii),  a Retired Split Dollar Participant has an amount of coverage equal to 1x, as defined in Section 7 (vii).

Cost
Currently, the Company pays the cost of this coverage.

Section 8.  Post-65 Executive Life Insurance Participants

A “Post-65 Executive Life Insurance Participant” is a person who was notified prior to 1989 of their eligibility for Post-65 Executive Life Insurance, who subsequently retired and completed a Post-65 Executive Life Insurance election form, and did not later enroll in The Dow Chemical Company Executive Split Dollar Life Insurance Plan.

Enrollment
Post-65 Executive Life Insurance Coverage is closed to new enrollments.

Coverage Amount for Post-65 Executive Life Insurance Participants
Effective with their 65th birthday, a Post-65 Executive Life Insurance Participant has coverage equal to two times (2x) their final pay up to a maximum of two million dollars.  This coverage will continue until death, as long as the required premiums are paid.

Cost
Currently, the cost of this coverage is shared by the Retiree and the Company.  The Retiree’s contribution, which is based on 1x of coverage is currently $1.62 per thousand.  Premiums are subject to change.  If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan (“DEPP”), you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

End of Coverage
You will retain a one-time option to discontinue coverage under this program and obtain coverage applicable to a Retiree of like age under the Retiree Company-Paid Life Insurance Plan described under Section 1.  However, there will be no refund of premiums paid under the Post-65 Executive Life Insurance program.

Section 9.  Retired Union Carbide Employees

If you Retired prior to February 7, 2003, you are covered under The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan.  You are not eligible for coverage under The Dow Chemical Company Group Life Insurance Program’s Company-Paid Life Insurance Plan.

Section 10.  Retired Dow AgroSciences Employees

If you retired prior to January 1, 2006 under the Dow AgroSciences Pension Plan, you are eligible for coverage equal to one times (1x) your  annual base salary at time of retirement, rounded up to the next $1000, until you reach age 66.  At age 66, coverage will decrease 20% each year until you either reach age 70 or until the coverage amount is reduced to $10,000, whichever occurs first.

15 See footnote 3 above.

Enrollment
Coverage for Retired Dow AgroSciences Employees under this section is closed to new enrollments.

Cost
Currently, the Company pays the cost of this coverage.

Section 11.  General Eligibility Information

Check the Plan Document, which addresses unusual situations, such as mergers and acquisitions, for additional eligible retiree populations.

The applicable Claims Administrator determines eligibility.  The Claims Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact.  Interpretations and eligibility determination by the Claims Administrator are final and binding on Participants.

If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

You may waive coverage.  If you want to waive coverage, you must provide written notification to the U.S. Benefits Center.  If you waive coverage, you waive all future rights to re-enroll for coverage.

Section 12.  Reporting Imputed Income

Except for Retired Split Dollar Participants and Post-65 Executive Life Insurance Participants, the Internal Revenue Code allows the cost for the first $50,000 of Retiree Company-Paid Life Insurance Plan coverage to be excluded from taxable income.  Any imputed income resulting from your life insurance coverage will be reported to the IRS along with your annual pension income information.

The imputed income is determined based on a Uniform Premium Table established by the federal government.

If you are a retired Michigan Operations Hourly Employee who retired prior to January 1, 2008, the cost of your combined Company-Paid Life and Employee-Paid Life in excess of $50,000 is taxable income and is determined based on the Uniform Premium Table established by the federal government.

If your Retiree Company Paid Life coverage is greater than $50,000, and you want to decrease the amount of coverage from 1X to $50,000, you may elect to do so by contacting the Retiree Service Center.  The age 65 and older reduction factors will be applied to the $50,000 amount, instead of the original Retiree Company-Paid Life amount.  Once coverage is reduced, it may not be reinstated.

Section 13.  Naming Your Beneficiary

If you did not register your beneficiary information with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary form to the MetLife Recordkeeping Center while an active employee, you must do so upon retirement,  MetLife became the record keeper for Retiree Life Insurance beneficiary designations effective June 1, 2008.  Beneficiary information previously recorded at the DowBenefits Center was not transferred to MetLife.

If you do not name a beneficiary, your Retiree Company-Paid Life Insurance benefit will be paid to the person you designated under the active employee Company-Paid Life Insurance Plan.  If you do not name a beneficiary and you did not designate a beneficiary under the active employee Company-Paid Life Insurance Plan, MetLife may determine the beneficiary to be one or more of the following who survive you:
•               Your Spouse or Domestic Partner; or
•               Your children; or
•               Your parent(s); or
•               Your sibling(s).

If you fail to name a beneficiary and you did not designate a beneficiary under the active employee Company-Paid Life Insurance Plan, instead of making payment to any of the above, MetLife may pay your estate. Your failure to designate a beneficiary may delay the payment of funds.

If you wish to change your beneficiary designation, or need to register for the first time, you can do so via the Internet at www.MetLife.com/MyBenefits, or www.dowfriends.com.  If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday – Friday, 8:00 am – 11:00 pm (ET).  A life event (such as marriage/domestic partnership, divorce/termination of domestic partnership, etc.) may signal a need to change your beneficiary.

Section 14.  Benefit Payment

In the event of your death, your beneficiary should contact the Retiree Service Center.  A certified death certificate must be provided to MetLife to disburse the life insurance proceeds.  See Claims Procedures Appendix of this SPD.  Contact the Retiree Service Center at 1-800-344-0661.

Section 15.  Accelerated Benefit Option (ABO)

Under the Accelerated Benefit Option (ABO), if you have been diagnosed as terminally ill with 12 months or less to live, you may be eligible to receive up to 80% of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits  before death if certain requirements are met.  Having access to life proceeds at this important time could help ease financial and emotional burdens.  In order to apply for ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance.  You may receive an accelerated benefit of up to 80 percent (minimum $5,000 and maximum $500,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance benefit.   An accelerated benefit is payable in a lump sum and can be elected only once.  The death benefit will be reduced by the amount of accelerated beneft paid.  Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.

The accelerated life insurance benefits are intended to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.  If the accelerated benefits qualify for such favorable tax treatment, the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit will be subject to state taxes and regulations.  Tax laws relating to accelerated benefits are complex.  You are advised to consult with a qualified tax advisor.

Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs.  You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner or your family.  In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.

If you would like to apply for the Accelerated Benefit Option, a claim form can be obtained from the Retiree Service Center at 1-800-344-0661 and must be completed and returned for evaluation and approval by MetLife.

Section 16.  Funding

The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”).
Except for Plan Option I, the Participating Employers currently pay the entire cost of the Retiree Company-Paid Life Insurance Plan.   For Plan Option I, the Retiree and  the Participating Employer share the cost.  The insurance carrier underwriting the Plans may combine the experience for the policy with other policies held by Dow.  This means that the costs of these coverages may be determined on a combined basis, and the costs accumulated from year to year.  Favorable experience under one or more coverages in a particular year may offset unfavorable experience on other coverages in the same year or offset unfavorable experience of coverages in prior years.  Policy dividends declared by the insurer for the Retiree Company-Paid Life Insurance Plan attributable to Dow’s  premiums are used to reduce Dow’s cost for the coverage in the same and prior years.

Section 17.  Your Rights

You have certain rights under the Plan and are entitled to certain information by law.  Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, the Company’s Right to Amend, Modify and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 18.   Ending Coverage

Your Retiree Company-Paid Life Insurance coverage ends on the earlier of:

The date the Group Policy ends;
The date  you no longer meet the eligibility requirements of the Plan; or
The date you elect to terminate your coverage.

Section 19.  Converting to an Individual Policy

If your Company-Paid Life Insurance coverage ends because you elect to terminate your coverage or you are longer meet the eligibility requirements of the Plan, your coverage may be converted to an individual non-term policy through MetLife, Inc. The maximum amount of insurance that may be elected for the new policy is the amount of Company-Paid Life Insurance in effect for you under the Company-Paid Life Insurance Plan on:
•	the date you elected to terminate your coverage; or
•	the date you no longer meet the eligibility requirements of the Plan.

If your Company-Paid Life Insurance coverage ends because Dow has cancelled the Company-Paid Life Insurance coverage under the MetLife group life insurance policy, or Dow has amended the Company-Paid Life Insurance Plan to exclude coverage for your eligible group, you may convert your Company-Paid Life Insurance coverage to an individual non-term MetLife policy; provided you have been covered under the Company-Paid Life Insurance Plan for at least 5 years immediately prior to losing coverage under the Company-Paid Life Insurance Plan.  The amount you may convert is limited to the lesser of:
•
the amount of  Company-Paid Life Insurance for you that ends under the Group Policy less the amount of life insurance for which you become eligible under any group policy within 31 days after the date insurance ends under the Group Policy; or

•      $2,000.

You must file a conversion application with MetLife and make the required premium payment to MetLife within 31 days of the date your Dow coverage is lost or decreases.  Contact the Dow Retiree Service Center to obtain a form for converting your coverage.   Once you have obtained the form, contact the MetLife Conversion Group at 1-877- 275-6387 to file your form, or to obtain further information.  You are responsible for initiating the conversion process within the appropriate timeframes.

The cost of this individual coverage will probably be significantly higher than your group plan.  Although not required, completing and submitting a statement of health form may help reduce your cost.

Chapter Two:    Retiree Optional Life Insurance Plan

As of January 1, 2005, the following plans were merged into the Retiree Optional Life Insurance Plan: The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program’s Retiree Optional Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Pre-65 Retiree Optional Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Retiree Optional Life Insurance plan (Waterloo); and ANGUS Chemical Company Hourly Optional Group Life Insurance Program’s Pre-65 Retiree Optional Life Insurance Plan.   Such plans no longer exist as separate plans, but are now a part of the Retiree Optional Life Insurance Plan.  Effective December 31, 2005, the Dow AgroSciences LLC Life Insurance Plan was terminated, and the optional retiree life insurance portion of that plan was incorporated into The Dow Chemical Company Group Life Insurance Program’s Retiree Optional Life Insurance Plan for those who retired prior to January 1, 2006.  Effective January 1, 2008, the Midland and Ludington Hourly Pre-65 Retiree Optional Life Insurance Plan was incorporated into The Dow Chemical Company Group Life Insurance Program’s Retiree Optional Life Insurance Plan for those who retired prior to June 1, 1990, and for those who retired on or after June 1, 1990 provided that their hire date was prior to January 1, 2008.  Group Policies 11700-G-09 and 11700-G-67 for the Michigan Hourly Optional Life Insurance Program were merged into 11700-G.

The Retiree Optional Life Insurance Plan is referred to in Chapter Two as the “Plan”.

Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees
Section 2 applies to Retired Texas Operations Hourly Employees who retired during a specified period
Section 3 applies to Retired Hampshire Waterloo Hourly Employees who retired during a specified period
Section 4 applies to Disability Retirees
Section 5 applies to Retired Split Dollar Participants
Section 6 applies to Certain Union Carbide Retirees who retired prior to February 7, 2003
Section 7 applies to Retired Employees of Dow AgroSciences LLC who retired prior to January 1, 2006
Section 8 applies to Retired Michigan Operations Hourly Retirees who retired prior to January 1, 2008
Section 9 through to the remaining sections of Chapter Two apply to all persons eligible for coverage under the Plan

Section 1.  Retired Salaried Employees and Certain Retired Hourly Employees

Eligibility
Section 1 of Chapter Two of this SPD does NOT apply to:

•	Former Employees who were hired or rehired on or after January 1, 200816;
•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance, are not eligible under this Plan while they are covered under the active employee coverage;

•	Hourly Employees who retired from Michigan Operations prior to January 1, 2008;
•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;
•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;
•	Texas Operations Employees who retired prior to prior to January 1, 2003;
•	Retired Split Dollar Participants;
•	Union Carbide Employees who retired prior to February 7, 2003;
•	Dow AgroSciences employees who retired prior to January 1, 2006;

16 An Employee’s earliest hire date with a Participating Employer will be recognized by the Program, provided there are no breaks in service outside the group of Participating Employers.  If there is a break in service, your latest date of hire shall apply, unless you meet the following description.  Description: Your employment with a Participating Employer terminated prior to January 1, 2008 (referred to as your “pre-January 1, 2008 termination date”), and you are subsequently re-hired by a Participating Employer, and 1) you become a participant of the DEPP component of the Dow Employees’ Pension Plan, or you become a participant of the UCEPP component of the Union Carbide Employee’ Pension Plan, or 2) you were eligible for coverage under a retiree life insurance plan under the Program as of your pre-January 1, 2008 termination date because you were a Retiree.  If you meet this description, your first hire date will be recognized by the Plan.

•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired prior to January 1, 2011;
•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed by, merged with, or created by the Company on or after January 1, 2008;

•	Poly-Carb Inc. and GNS Employees who retire are not eligible for this Plan;
•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer.

•	Former Employees of Rohm and Haas Companyor any of its subsidiaries and affiliates.
•	Former Employees of Morton International, Inc. or any of its subsidiaries and affiliates.

Except for those populations identified above, if you are a Retiree who is less than age 65 and, on the day preceding your Retirement, you were enrolled for coverage under an Employee-Paid Life Insurance Plan sponsored by a Participating Employer, you are eligible for the coverage described below in Optional Coverage Amounts for Eligible Salaried and Hourly Retirees without completing and submitting a statement of health form.  If you were not previously enrolled, completing and submitting a statement of health form is required.  In order to be a “Retiree”, you must meet the definition of “Retiree” under the Plan.

Enrollment
If you were previously enrolled for Employee-Paid Life Insurance as an active Employee, you may complete an enrollment form upon Retirement, with coverage effective immediately under the Retiree Optional Coverage.  You must complete an enrollment form and return it to the U.S. Benefits Center within 31 days of your Retirement.  Failure to return the form within 31 days of your Retirement will result in waiver of your coverage.

If you were not previously enrolled, you must complete and submit a statement of health form.  This proof may require a physical examination, at your expense.  MetLife will pay for the fee of a paramedical exam, if requested by MetLife, with no cost to the employee/applicant when a MetLife physician is used.

You may decrease or cancel your coverage at any time by completing a new enrollment form and returning it to the Plan.

If you wish to enroll at a later date or increase your coverage amount, completing and submitting a statement of health form will be required.

Optional Coverage Amounts and Costs for Eligible Salaried and Hourly Retirees
You may purchase coverage equal to either 1/2x or 1x your base annual salary at Retirement17, rounded up to the next $1,000, if you were previously enrolled for at least that amount of coverage as an active employee.  Pre-65 Retiree Optional rates are age-related rates.  Premium information is communicated annually by the Plan Administrator.  Premiums are subject to change.  If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan, or the Union Carbide Employees’ Pension Plan, you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

If you were previously enrolled for a lesser amount, completing and submitting a statement of health form will be required.  In any case, the maximum coverage available is 1x, rounded up to the next $1,000.

If you Retire from Americas Styrenics, and met the eligibility requirements of the Plan at the time you left your prior Participating Employer, the applicable salary for determining your coverage is your salary at the time you left your prior Participating Employer.  See footnote 21 below.

17 The applicable salary if you work for Americas Styrenics is not your Americas Styrenics salary at time of retirement from Americas Styrenics.  The applicable salary is your salary at the time you left your prior Participating Employer.  For example, let’s assume that you worked for The Dow Chemical Company immediately prior to beginning employment with Americas Styrenics, and your base annual salary was $45,000 at The Dow Chemical Company at that time.  Let’s also assume that at the time you leave Americas Styrenics, your base annual salary is $50,000.  The salary that the Plan will use to determine your coverage will be the $45,000 base annual salary at the time you left The Dow Chemical Company.

End of Coverage
Coverage ends at the end of the month in which you reach age 65.  Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums.

Section  2.  Retired Texas Operations Employees

Retired on or after October 1, 1992 but prior to January 1, 2003

Texas Operations Hourly Employees who Retired on or after October 1, 1992 but prior to January 1, 2003, and were enrolled on the day preceding their Retirement in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage.

Retirees Less than Age 65:

Coverage could be purchased in increments of $10,000, subject to a minimum of $10,000 and a maximum of either $60,000, or one-half the amount of Optional Contributory coverage you had in effect on the day preceding your Retirement, whichever is less. Once coverage is waived or terminated, it cannot be reinstated.

Retirees Age 65 or Older:

If you carried an amount equal to or greater than $30,000 prior to age 65 you had the option to purchase $25,000 beginning on the first of the month following your 65th birthday. The amount of insurance is reduced each year with the minimum amount at age 68 of $10,000.  Once coverage is waived or terminated, it cannot be reinstated.

Age 65 Age 66 Age 67 Age 68 & After	$25,000 $20,000 $15,000 $10,000

Your premium for Retiree Optional Life Insurance is based on the amount of coverage you select. Your premiums are deducted post-tax from your monthly pension check. Premiums are subject to change. Premium changes are published in DowFriends.  If your premiums are not automatically deducted from pension payments, you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Retired Prior to October 1, 1992

Texas Operations Hourly Employees who Retired prior to October 1, 1992, and were enrolled, on the day preceding their Retirement, in the Optional Life Insurance Plan of The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program are eligible for the coverage.

Retirees Less than Age 65:

Coverage could be purchased for half the amount of coverage you had as an active Employee under the Optional Contributory plan, up to $25,000 until age 65.  Once coverage is waived or terminated, it cannot be reinstated.

Retirees Age 65 or Older:

If you carried an amount equal to or greater than $30,000 prior to age 65, you had the option to purchase $25,000 beginning on the first of the month following your 65th birthday. The amount of insurance is reduced each year with the minimum amount at age 68 of $10,000.  Once coverage is waived or terminated, it cannot be reinstated.

Age 65 Age 66 Age 67 Age 68 & After	$25,000 $20,000 $15,000 $10,000

If you carried an amount equal to $20,000 prior to age 65 you had the option to purchase $20,000 beginning on the first of the month following your 65th birthday. The amount of insurance is reduced each year with the minimum amount at age 68 of $10,000.  Once coverage is waived or terminated, it cannot be reinstated.

Age 65 Age 66 Age 67 Age 68 & After	$25,000 $20,000 $15,000 $10,000

Your premium for Retiree Optional Life Insurance is based on the amount of coverage you select. Your premiums are deducted post-tax from your monthly pension check. Premiums are subject to change. Premium changes are published in DowFriends.  If your premiums are not automatically deducted from pension payments from the Dow Employees’ Pension Plan (DEPP), formerly known as the Dow Employee Retirement Plan (ERP), you must pay your premium within 31 days of your bill. If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 3.  Retired Hampshire Waterloo Hourly Employees

If you retired from Hampshire Chemical Corp. on or after March 1, 1988,through December 31, 1999, at age 55 or older and were represented while an active employee by the United Steelworkers of America AFL-CIO Local Union #7110, a bargaining unit of Hampshire Chemical Corp.’s Waterloo, NY facility, and you were enrolled in Hampshire Chemical Corp. supplemental employee paid life insurance coverage on the day preceding your retirement, you are eligible for the amount of optional life insurance you had on the day preceding your retirement, ie., $2500, $5000, $7500, or $13,000.  You are required to pay the premiums.  Premiums are subject to change.  Changes to premiums are published in DowFriends.  If your premiums are not automatically deducted from your pension payments, you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 4.  Disability Retirees

If you were hired on or after January 1, 2008, you are not eligible for coverage18.  If you were hired prior to January 1, 2008, and if you are receiving a “disability retirement benefit” from the DEPP component of the Dow Employees’ Pension Plan (“DEPP”), as defined under DEPP, and you are not a former Texas Operations Hourly Employee, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for the coverage described below in Coverage Amounts for Disability Retirees.

18 An Employee’s earliest hire date with a Participating Employer will be recognized by the Program, provided there are no breaks in service outside the group of Participating Employers.  If there is a break in service, your latest date of hire shall apply, unless you meet the following description.  Description: Your employment with a Participating Employer terminated prior to January 1, 2008 (referred to as your “pre-January 1, 2008 termination date”), and you are subsequently re-hired by a Participating Employer, and 1) you become a participant of the DEPP component of the Dow Employees’ Pension Plan or you become a participant of the UCEPP component of the Union Carbide Employee’ Pension Plan, or 2) you were eligible for coverage under a retiree life insurance plan under the Program as of your pre-January 1, 2008 termination date because you were a Retiree.  If you meet this description, your first hire-date will be recognized by the Plan.

If you are receiving a “disability retirement benefit” from the UCEPP component of the Union Carbide Employees’ Pension Plan (“UCEPP”), as defined under UCEPP, on or after February 7, 2003, and you were covered under The Dow Chemical Company Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are also eligible for the coverage described below in Coverage Amounts for Disability Retirees.

Coverage Amounts for Disability Retirees

Pre-65 coverage.

Disability retirement on or after January 1, 2006:  Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP, and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as Retirees who are not receiving a “disability retirement benefit” under DEPP or UCEPP.  See Chapter Two, Section 1 of this SPD.

Disability retirement prior to January 1, 2006:  See Chapter One, Section 6 of this SPD.

Age 65 and older.

Disability retirement on or after January 1, 2006:   Effective January 1, 2006, if you are a disability retiree under DEPP or UCEPP and your disability retirement effective date is on or after January 1, 2006, your eligibility, coverage amounts and costs are the same as Retirees who are not receiving a disability retirement under DEPP or UCEPP.

Disability retirement prior to January 1, 2006:  See Chapter One, Section 6 of this SPD.

Section 5.  Retired Split Dollar Participants

Except for those described in Section 7 (vii)  of Chapter One: Company Paid Life Insurance Plan in this SPD,  Retired Split Dollar Participants are eligible for 1x Split Dollar Equivalent Coverage if they elected to purchase the 1x Employee-paid or Retiree-paid split dollar replacement coverage (“1x Split Dollar Equivalent Coverage”) at the time it was offered to them when their split dollar agreements were terminated, and they continue to pay the premiums for that coverage.  For the definition of “Retired Split Dollar Participants” see Chapter One of this SPD, Section 7 entitled Retired Split Dollar Participants .  Retired Split Dollar Participants described in Section 7 (vii) of Chapter One are not eligible for coverage under the Retiree Optional Life Insurance Plan.

The Plan Administrator determines eligibility.  The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact.  Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Enrollment
If you are a Retired Split Dollar Participant who was an active Employee at the time your split dollar agreement was terminated, and you are paying premiums for the 1x Split Dollar Equivalent Coverage, you are required to submit an enrollment form at the time you Retire if you wish to continue the 1x Split Dollar Equivalent Coverage as a Retiree.  Failure to return the form within 31 days of  your Retirement will result in automatic enrollment in the 1x Split Dollar Equivalent Coverage.  If you waived the 1x Split Dollar Equivalent Coverage at the time your split dollar agreement was terminated, or if such coverage was waived or cancelled after your split dollar agreement was terminated, you may not subsequently enroll for such coverage at any time.

Costs
You pay the premium for coverage.  The cost for coverage is subject to change, according to Plan experience. Premiums are subject to change. If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan or the Union Carbide Employees’ Pension Plan, you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

Coverage Levels
Coverage is 1x of your final annual salary19 rounded up to the next $1,000.

End of Coverage

1x Split Dollar Equivalent Coverage ends if you cancel coverage or fail to pay the required premiums.

Section 6.  Retired Union Carbide Employees

If you Retired prior to February 7, 2003, you are covered under The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan.  You are not eligible for coverage under the Retiree Optional Life Insurance Plan.

Section 7.  Retired Dow AgroSciences Employees

If you Retired prior to January 1, 2006 under the Dow AgroSciences Pension Plan and if you were enrolled in supplemental coverage (1x, 2x, 3x, or 4x) under the Dow AgroSciences LLC Life Insurance Plan as an active Employee on the day preceding your retirement, you may purchase supplemental life insurance coverage equal to one times your annual base salary at the time of your Retirement.    You are required to pay the premiums.  Premiums are age-related and subject to change.  Changes to premiums are published in DowFriends.  If your premiums are not automatically deducted from payments from your pension, you must pay your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Coverage ends at the end of the month in which you reach age 65.  Coverage ends earlier than age 65 if you cancel coverage or fail to pay the required premiums.

Section 8.  Retired Michigan Operations Hourly Employees

Eligibility
If you are a Retired Midland or Ludington Hourly Employee who is less than 65 years of age and you Retired on or after June 1, 1990, but prior to January 1, 2008, you are eligible for Pre-65 Retiree Optional Life Insurance coverage.  If you were enrolled in the Employee-Paid Life Insurance Plan on the day preceding your Retirement, you are eligible for continued coverage under this Plan until you reach age 65.  If you were not previously enrolled, you must complete and submit a statement of health form to participate in the Plan.

Coverage Levels
At Retirement, you may purchase coverage equal to either 1/2X, 1X or 1 1/2X your base annual hourly rate on the previous December 1, rounded up to the next $1,000, if you were previously enrolled for at least that amount of coverage as an active employee.

If you were previously enrolled for a lesser amount, a statement of health form will be required.  In any case, the maximum coverage available is 1 1/2X of your base annual hourly rate on the previous December 1, rounded up to the next $1,000.

Cost
Your premium for Pre-65 Retiree Optional Life Insurance is based on your age and the amount of coverage you select.  The cost for coverage is subject to change, according to Plan experience.

Your premiums are deducted post tax from your monthly pension check.  Premiums are subject to change.  Premium changes are published in open enrollment materials and DowFriends.  If your premiums are not automatically deducted from pension payments from the Dow Employees’ Pension Plan (DEPP), formerly known as the Dow Employee Retirement Plan (ERP), you must pay your

19 See footnote 19.

premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be canceled.

If you are receiving a “disability retirement benefit” from the Dow Employees’ Pension Plan, as defined under the Dow Employees’ Pension Plan, and your disability retirement effective date was before January 1, 2006, and you were enrolled in Employee Paid Life Insurance Plan on the day preceding your Retirement,  your premium is paid by Dow.

Section 9.  General Eligibility Information

Check the Plan Document, which addresses unusual situations, such as mergers and acquisitions, for additional eligible retiree populations.

The applicable Claims Administrator determines eligibility.  The Claims Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact.  Interpretations and eligibility determination by the Claims Administrator are final and binding on Participants.

If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Section 10.  Naming Your Beneficiary

If you did not register your beneficiary information with MetLife at www.MetLife.com/MyBenefits, or by mailing the appropriate beneficiary form to the MetLife Recordkeeping Center while an active employee, you must do so upon retirement.    MetLife became the record keeper for Retiree Life Insurance beneficiary designations effective June 1, 2008.  Beneficiary information previously recorded at the Dow Benefits Center was not transferred to MetLife.

If you do not name a beneficiary, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated when you were an active Employee under the Employee-Paid Life Insurance Plan.  If you did not designate a beneficiary under the Employee-Paid Life Insurance Plan, then the Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the Retiree Company-Paid Life Insurance Plan.  If you did not name a beneficiary under the Retiree Company-Paid Life Insurance Plan, your Retiree Optional Life Insurance benefit will be paid to the beneficiary you designated under the active employee Company-Paid Life Insurance Plan.  If you did not name a beneficiary under the active employee Company-Paid Life Insurance Plan, MetLife may determine the beneficiary to be one or more of the following who survive you:
•	Your Spouse or Domestic Partner; or
•	Your children; or
•	Your parent(s); or
•	Your sibling(s).

If you did not name a beneficiary under the Retiree Company-Paid Life Insurance Plan or  while you were an active employee under the active employee Company-Paid Life Insurance Plan, instead of making payment to any of the above, MetLife may pay your estate.   Your failure to designate a beneficiary may delay the payment of funds.

If you wish to change your beneficiary designation, or need to register for the first time, you can do so via the Internet at www.MetLife.com/MyBenefits, or www.dowfriends.com.  If you prefer, you can request forms by calling MetLife Customer Service toll-free at (866) 492-6983, Monday – Friday, 8:00 am – 11:00 pm (ET).  A life event (such as Marriage/Domestic Partnership, divorce/termination of Domestic Partnership, etc.) may signal a need to change your beneficiary.

Section 11.  Benefit Payment

In the event of your death, your beneficiary should contact the Retiree Service Center.  A certified death certificate must be provided to MetLife to disburse the life insurance proceeds.  See Claims Procedures Appendix of this SPD.  Contact the Retiree Service Center at 1-800-344-0661.

Section 12.  Accelerated Benefit Option (ABO)

Under the Accelerated Benefit Option (ABO), if you have been diagnosed as terminally ill with 12 months or less to live, you may be eligible to receive up to 80% of your Retiree Company-Paid Life Insurance and Retiree Optional Life Insurance benefits  before death if certain requirements are met.  Having access to life proceeds at this important time could help ease financial and emotional burdens.  In order to apply for ABO, you must be covered for at least $10,000 from your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance.  You may receive an accelerated benefit of up to 80 percent (minimum $5,000 and maximum $500,000) of your Retiree Company-Paid Life Insurance and/or Retiree Optional Life Insurance benefit.   An accelerated benefit is payable in a lump sum and can be elected only once.  The death benefit will be reduced by the amount of accelerated beneft paid.  Accelerated benefits are not permitted if you have assigned your life insurance benefit to another individual or to a trust.

The accelerated life insurance benefits are intended to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.  If the accelerated benefits qualify for such favorable tax treatment, the benefits will be excludable from your income and not subject to federal taxation. Payment of the accelerated benefit will be subject to state taxes and regulations.  Tax laws relating to accelerated benefits are complex.  You are advised to consult with a qualified tax advisor.

Receipt of accelerated benefits may affect your eligibility, or that of your spouse/domestic partner or your family, for public assistance programs such as medical assistance (Medicaid), Aid to Families and Dependent Children (AFDC), Supplemental Security Income (SSI), and drug assistance programs.  You are advised to consult with social services agencies concerning the effect receipt of accelerated benefits will have on public assistance eligibility for you, your spouse/domestic partner or your family.  In the event your life insurance coverage ends or is reduced in the future, the amount of coverage you may be eligible to convert or port will be reduced by the amount of the accelerated benefit received.

If you would like to apply for the Accelerate Benefit Option, a claim form can be obtained from the Retiree Service Center at 1-800-344-0661 and must be completed and returned for evaluation and approval by MetLife.

Section 13.  Funding

The Plan is funded by an insurance policy underwritten by Metropolitan Life Insurance Company (“MetLife”).

Retirees pay the entire premium for coverage.  The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages.  Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

Joint Insurance Arrangement
Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A.  Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk.  Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant.  When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife.  MetLife will then pay the full amount of the claim.  If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly.  Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim.  Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.  This joint insurance arrangement does not apply to coverage for Retired Hourly Employees who were employed at Michigan Operations.

Section 14.  Your Rights

You have certain rights under the Retiree Optional Life Insurance Plan and are entitled to certain information by law.  Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section, Welfare Benefits section, Company’s Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section,  For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 15.  Ending Coverage

Your Retiree Optional Life Insurance coverage ends on the earlier of:

The date the Group Policy ends;
The date you no longer meet the eligibility requirements of the Plan;
The end of the period for which your last premium has been paid; or
The date you elect to terminate your coverage.

Section 16.  Porting Coverage to a Term Life Policy

When your retiree optional life insurance coverage under the Plan ends, your coverage may be continued on a direct bill basis with MetLife through the portability feature. This feature allows retirees to continue their Group Term Life coverage under a separate group policy without completing and submitting a statement of health form.  Rates for this coverage are different from the retiree plan rates and the retiree must port a minimum of $20,000 to exercise this option. You have 31 days from the date your coverage ends to apply for Portability. You may continue the same or lesser amount of coverage. If you are unable to continue your entire life insurance amount through Portability, you may apply for Conversion of the balance. Contact MetLife at 1-866-492-6983 if you have any questions or want to apply for Portability.

Section 17.  Converting to an Individual Policy

If your retiree optional life insurance coverage under the Plan ends because you no longer meet the eligibility requirements of the Plan or you elect to terminate your coverage, you may convert the coverage you lost to an individual non-term policy through MetLife.   The maximum amount of insurance that may be elected for the new policy is the amount of life insurance in effect for you under the on the date:
•	you no longer meet the eligibility requirements under the retiree optional life insurance provisions provided under the MetLife group policy ;or
•	the date you elect to terminate your coverage .

If your coverage under the MetLife group policy ends because Dow cancels its Group Policy with MetLife or Dow amends the eligibility requirements of the Plan to exclude your work group from eligibility for retiree optional life coverage, you may convert to an individual non-term policy rhough MetLife; provided you were  insured under the retiree optional life provisions of the MetLife group policy  for at least 5 years immediately prior to losing group coverage.   The amount you may convert will be limited to the lesser of:
•
the amount of life insurance that ends under the MetLife group policy less the amount of life insurance  for which you become eligible under any other group policy within 31 days after the date your  insurance ends under the MetLife group policy; or

•	$2,000.

You must file a conversion application with MetLife within 31 days of the date your Dow coverage is lost or decreases.  Contact the Dow Retiree Service Center to obtain a form for converting your coverage.   Once you have obtained the form, contact the MetLife Conversion Group at 1-877- 275-6387 to file your form, or to obtain further information.  You are responsible for initiating the conversion process within the appropriate timeframes.

The cost of this individual coverage will probably be significantly higher than your group plan.  Although not required, completing and submitting a statement of health form may help reduce your cost.

Chapter Three:     Retiree Dependent Life Insurance Plan

As of January 1, 2005, the following plans were merged into the Retiree Dependent Life Insurance Plan: The Dow Chemical Company Texas Operations Hourly Optional Life Insurance Program’s Retiree Dependent Life Insurance Plan; Hampshire Chemical Corporation Hourly Optional Group Life Insurance Program’s Retiree Dependent Life Insurance Plan; and ANGUS Chemical Company Hourly Optional Group Life Insurance Program’s Retiree Dependent Life Insurance Plan.   Such plans no longer exist as separate plans, but are now a part of the Retiree Dependent Life Insurance Plan.  Effective January 1, 2008, the Midland and Ludington Hourly Pre-65 Retiree Dependent Life Insurance Plan was incorporated into The Dow Chemical Company Group Life Insurance Program’s Retiree Dependent Life Insurance Plan for those who retired prior to June 1, 1990, and for those who retired on or after June 1, 1990 provided that their hire date was prior to January 1, 2008.

The Retiree Dependent Life Insurance Plan is referred to in Chapter Three as the “Plan”.

Section 1 applies to Retired Salaried Employees and Certain Retired Hourly Employees
Section 2 through to the remaining sections of Chapter Three apply to all persons eligible for coverage under the Plan

Section 1.  Retired Salaried Employees and Certain Retired Hourly Employees

Eligibility
Section 1 of Chapter Three of this SPD does NOT apply to:
•	Former Employees who were hired or rehired on or after January 1, 200820;
•
Former Employees who are eligible for any kind of life insurance coverage available to active employees of a Participating Employer, other than accidental death and dismemberment, business travel or occupational accident insurance, are not eligible under this Plan while they are covered under the active employee coverage;

•	Hampshire Hourly Employees who retired from the Waterloo, NY facility on or after March 1, 1988 through December 31, 1999;
•	Hampshire Hourly Employees who retired from the Owensboro, KY or Nashua, NH facilities on or after March 1, 1988 through December 31, 1998;
•	Texas Hourly Employees who retired prior to October 1, 1989; and
•	Union Carbide Employees who retired prior to January 1, 200221;
•	Dow AgroSciences Employees who retired prior to January 1, 2006;
•	Agrigenetics Inc. d/b/a Mycogen Seeds employees who retired prior to January 1, 2011;
•
Individuals who were employed by a subsidiary, joint venture, or any other business entity or affiliate that was acquired by, formed by, merged with, or created by the Company on or after January 1, 2008;

•	Poly-Carb Inc. and GNS Employees who retire are not eligible for this Plan;
•
Former Employees who terminated employment from a Participating Employer (other than Americas Styrenics) and were subsequently hired by Americas Styrenics who did not have the required amount of Service to be eligible for the Plan at the time of termination of employment from such Participating Employer;

•
Former Employees of Americas Styrenics who retire from Americas Styrenics, unless they terminated employment from a Participating Employer prior to working for Americas Styrenics and met the age and service requirements of the Plan when they terminated employment from such Participating Employer.

20 An Employee’s earliest hire date with a Participating Employer will be recognized by the Program, provided there are no breaks in service outside the group of Participating Employers.  If there is a break in service, your latest date of hire shall apply, unless you meet the following description.  Description: Your employment with a Participating Employer terminated prior to January 1, 2008 (referred to as your “pre-January 1, 2008 termination date”), and you are subsequently re-hired by a Participating Employer, and 1) you become a participant of the DEPP component of the Dow Employees’ Pension Plan, or you become a participant of the UCEPP component of the Union Carbide Employee’ Pension Plan, or 2) you were eligible for coverage under a retiree life insurance plan under the Program as of your pre-January 1, 2008 termination date because you were a Retiree.  If you meet this description, your first hire date will be recognized by the Plan.
21 Between January 1, 2002 and February 7, 2003, participants of The Dow Chemical Company Group Life Insurance Program’s Union Carbide Subsidiary Basic Life Insurance Plan were offered dependent spouse coverage under The Dow Chemical Company Retiree Dependent Life Insurance Plan.

•	Former Employees of Rohm and Haas Companyor any of its subsidiaries and affiliates.
•	Former Employees of Morton International, Inc. or any of its subsidiaries and affiliates.

Except for those populations identified above, if you are a Retiree who, on the day preceding Retirement, was enrolled as an active Employee in a Dependent Life Insurance Plan sponsored by a Participating Employer, you are eligible for continued coverage for your Spouse of Record/Domestic Partner of Record and/or Dependent children who were covered under the active employee plan.  In order to be a “Retiree”, you must meet the definition of “Retiree” under the Plan.  If you are a Retired Michigan Hourly Employee you must also have Retired on or after January 1, 1990 in order to be eligible for this Plan.

If your Spouse of Record/Domestic Partner of Record is eligible to participate in any dependent life insurance plan sponsored by a Participating Employer, either as a Dow Employee or Retiree, each of you may insure the other but only one of you may enroll for coverage for your dependent children.  Double coverage is not allowed.

See Section 3 entitled Dependent Eligibility for who may be covered as a Dependent.

Enrollment

If you were previously enrolled for Dependent Life Insurance, complete the Dependent Life Insurance section of the Retiree enrollment form.  Your continuation coverage will be effective immediately.  You must complete the enrollment form and return it to the U.S. Benefits Center within 31 days of your Retirement.  Failure to return the form within 31 days of your Retirement will result in waiver of coverage.

If you waive coverage when you Retire, you waive all future rights to participate in the Retiree Dependent Life Insurance Plan.

Dependent Coverage Amounts for Eligible Salaried and Hourly Retirees
Spouse of Record/Domestic Partner of Record: If your Spouse of Record/Domestic Partner of Record was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $5,000.

Dependent Children:  For any Dependent child who was covered under your Dependent Life Insurance Plan on the day preceding your Retirement, you may continue coverage equal to $1,000, as long as he or she continues to meet eligibility requirements.

Cost
You pay the premium for coverage.  Your premium for Retiree Dependent Life Insurance is based on the option that you select.  The cost for coverage is subject to change, according to Plan experience.  Premiums are subject to change.  If your premiums are not automatically deducted from payments from the Dow Employees’ Pension Plan or the Union Carbide Employees’ Pension Plan,  your premium within 31 days of your bill.  If your payment is not postmarked within 31 days of your bill, your coverage will be cancelled.

Section 2.  General Eligibility Information

If you do not meet the above eligibility criteria, check the Plan Document for additional eligible retiree populations.

The Plan Administrator determines eligibility.  The Plan Administrator is a fiduciary to the Plan and has the full discretion to interpret the provisions of the Plan and to make findings of fact.  Interpretations and eligibility determination by the Plan Administrator are final and binding on Participants.

If you want to file a Claim for a Determination of Eligibility because you are not sure whether you are eligible to participate in the Plan or have been told that you are not, see the Claims Procedures Appendix of this SPD.

Section 3.  Dependent Eligibility

You may purchase coverage on the life of your Spouse of Record/Domestic Partner of Record and/or the life of your Dependent child or Dependent children.

Child means your natural child, adopted child or stepchild who is:
•	at least 15 days old:
•	under age 25 and who is:
▪	a full-time student at an accredited school, college, or university that is licensed in the jurisdiction where it is located;
▪	unmarried;
▪	supported by You, and
▪	not employed on a full-time basis

This term does not include any person who:
•	is in the military of any country or subdivision of any country;
•	lives outside the United States or Canada; or
•	is insured under the Group Policy as an employee.

The Plan defines a “Full-Time Student” as a student who is a full-time student at an educational institution at any time during the Plan Year.  The determination as to whether a student is full-time is based upon the number of hours or courses which is considered to be full-time by the educational institution.

Generally, a child is NOT a Dependent if he or she is:
•	Already covered as a dependent of another Dow Employee or Dow Retiree. All covered children in a family must be enrolled by the same parent.
•	Married or ever was married.
•	Employed full-time.
•	Age 25 years or older.

A Dependent Spouse, Domestic Partner, or child is not eligible if he or she resides outside the United States and Canada, or is in the military.

Section 4.  Beneficiary Designation

You are the beneficiary of the Retiree Dependent Life Insurance Plan.  This cannot be changed.  The benefits will be paid to you if you survive the Dependent.

If you do not survive your Dependent, MetLife may pay one or more of the following who survive you:
•	Your Spouse or Domestic Partner; or
•	Your children; or
•	Your parent(s); or
•	Your sibling(s).

If you do not survive your Dependent, instead of making payment to any of the above, MetLife may pay your estate.  Any payment made by MetLife in good faith will discharge the Plan’s liability to the extent of such payment.

Section 5.  Benefit Payment

In the event of the death of your Spouse of Record/Domestic Partner of Record or Dependent child, contact the Retiree Service Center.  A certified death certificate must be provided to MetLife to disburse the life insurance proceeds. See Claims Procedures Appendix of this SPD.  Your benefit will be paid in a lump sum.  Contact the Retiree Service Center at 1-800-344-0661.

Section 6.  Funding

Retirees pay the entire premium for coverage.  The benefits under the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan are not combined for experience with the other insurance coverages.  Favorable experience under this insurance coverage in a particular year may offset unfavorable experience in prior years. It is not anticipated that there will be any future dividends declared for the Retiree Optional Life Insurance Plan and the Retiree Dependent Life Insurance Plan based on the manner in which the insurer has determined the premium rates.

Section 7.  Joint Insurance Arrangement

Dorinco Reinsurance Company (Dorinco) and MetLife have entered into an arrangement that has been approved by the U.S. Department of Labor in DOL Opinion Letter 97-24A.  Under this arrangement, MetLife has or will write the coverage for the Plan, and Dorinco will assume a percentage of the risk.  Under the insurance arrangement between MetLife and Dorinco, MetLife and Dorinco will each be liable to pay the agreed upon percentage of each death benefit claim in respect of a Plan Participant.  When a claim for benefits is approved, Dorinco will transfer its percentage of each death benefit claim to MetLife.  MetLife will then pay the full amount of the claim.  If MetLife is financially unable to pay the portion of the claim, Dorinco will be obligated to pay the full amount of the claim directly.  Similarly, if Dorinco is financially unable to pay its designated percentage of a particular claim, MetLife will be obligated to pay the entire amount of the claim.  Neither MetLife nor Dorinco will charge the Plan any administrative fees, commissions or other consideration as a result of the participation of Dorinco.  This joint insurance arrangement does not apply to coverage for Retired Hourly Employees who were employed at Michigan Operations.

Section 8.  Your Rights

You have certain rights under the Retiree Dependent Insurance Plan and are entitled to certain information by law.  Be sure to review the Filing a Claim section, Appealing a Denial of Claims section, Fraud Against the Plan section, Grievance Procedure section, Your Legal Rights section,  Welfare Benefits section, Company’s Right to Amend, Modify, and Terminate the Plans section, Disposition of Plan Assets if the Plan is Terminated section, For More Information section, Important Note section and ERISA Information section at the end of this SPD.

Section 9.  End of Coverage

Your Retiree Dependent Life Insurance coverage ends on the earlier of:

•	The date the Group Policy ends;
•	The date 31 days following the date of your death;
•	The date 31 days following the date you no longer meet the eligibility requirements of the Plan;
•	The date 31 days following the date your Spouse of Record/Domestic Partner of Record or Dependent child no longer meet the eligibility requirements of the Plan;
•	The end of the period for which your last premium has been paid; or
•	The date you elect to terminate your Spouse of Record/Domestic Partner of Record or Dependent child coverage.

If You choose to cancel your coverage, you must complete a new enrollment form and return it to the Plan.  If you cancel coverage, you may not re-enroll in the future.

If your Spouse of Record/Domestic Partner of Record or Dependent child no longer meets the eligibility requirements of the Plan, you must notify the Plan in order to receive a reduction in your monthly premium.

Section 10.  Converting to an Individual Policy

If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage because:
•	of your death; or
•	he or she no longer meets eligibility requirements;
•	you have elected to terminate your Spouse of Record/Domestic Partner of Record or Dependent child coverage;

their coverage may be converted to an individual non-term policy through MetLife, Inc. without having to prove insurability.  (In the case of minor children, the parent or legal guardian may act on their behalf.)

If your Spouse of Record/Domestic Partner of Record or Dependent child loses coverage under the Retiree Dependent Life Insurance Plan because Dow has cancelled the dependent life coverage under the group policy with MetLife, or Dow has amended the eligibility requirements of the Plan to exclude you or your dependents from eligibility under the Plan, you may convert coverage to an individual non-term MetLife policy for your Dependent; provided you have been enrolled in coverage for your Dependent  under the Retiree Dependent Life Insurance Plan for at least 5 years immediately prior to the date the MetLife group coverage  for our Dependent ended.  The amount that may be converted is limited to the lesser of:
•
the amount of Life Insurance for the Dependent that ends under the MetLife group policy less the amount of life insurance for Dependents for which you become eligible under any group policy within 31 days after the date insurance ends under the Retiree Dependent Life Insurance provisions of the  MetLife group policy; or

•	$2,000.

A conversion application must be filed within 31 days of loss of coverage.  Your Spouse of Record/Domestic Partner of Record or Dependent child’s guardian should contact the Dow Retiree Service Center to obtain a form for converting the coverage.   Once the form has been obtained, he or she should contact the MetLife Conversion Group at 1-877- 275-6387.  You are responsible for initiating the conversion process within the appropriate timeframes.

The cost of this individual coverage will probably be significantly higher than the group plan.  Although not required, completing and submitting a statement of health form may help reduce the cost.

Section 11.   Filing a Claim

See Claims Procedures Appendix of this SPD.

Section 12.  Appealing a Denial of Claim

See Claims Procedures Appendix of this SPD.

Section 13.  Fraud Against the Plan

Any Plan Participant who intentionally misrepresents information to the Plan or knowingly misinforms, deceives or misleads the Plan or knowingly withholds relevant information may have his/her coverage cancelled retroactively to the date deemed appropriate by the Plan Administrator.  Further, such Plan Participant may be required to reimburse the Plan for Claims paid by the Plan.  The employer may determine that termination of employment is appropriate and the employer and/or the Plan may choose to puruse civil and/or criminal action.  The Plan Administrator may determine that the Participant is no longer eligible for coverage under the Plan because of his or her actions.

Section 14.  Grievance Procedure

If you want to appeal the denial of a claim for benefits, see Claims Procedures Appendix of  this SPD.

If you feel that anyone is discriminating against you for exercising your rights under these  Plans, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under these  Plans, or if you you feel that the Plan Administrator has denied you any right you feel that you have under these Plans, you must notify the Plan Administrator (listed in the “ERISA Information” section of this SPD) in writing within 120 days of the date of the alleged wrongdoing.  The Plan Administrator will investigate the allegation and respond to you in writing within 120 days.  If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong (if it was the Plan which did the wrong), or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing.  If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator’s decision.   You must submit written notice of your appeal to the Plan Administrator within 60 days of receipt of the Plan Administrator’s decision.  Your appeal will be reviewed and you will receive a written response within 60 days, unless special circumstances require an extension of time.  (The Plan Administrator will give you written notice and reason for the extension.)  In no event should the decision take longer than 120 days after receipt of your appeal.  If you are not satisfied with the Plan Administrator’s response to your appeal, you may file suit in court.   If you file a lawsuit, you

must do so within 120 days from the date of the Plan Administrator’s written response to your appeal.  Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

Section 15.  Your Legal Rights

When you are a Participant in the Retiree Company-Paid, Retiree Optional or Retiree Dependent Life Insurance Plans, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA).  This law requires that all Plan Participants must be able to:
•
Examine, without charge, at the Plan Administrator’s office and at other specified locations, the  Plan Documents and the latest annual reports filed with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

•	Obtain, upon written request to the Plan Administrator, copies of the Plan Documents and Summary Plan Descriptions. The Administrator may charge a reasonable fee for the copies.
•	Receive a summary of each Plan’s annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

In addition to creating rights for you and all other Plan Participants, ERISA imposes duties on the people who are responsible for operating an employee benefit plan.  The people who operate the Plans, called “fiduciaries” of the Plans, have a duty to act prudently and in the interest of you and other Plan Participants and beneficiaries.

No one, including your employer or any other person, may discharge you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit, or from exercising your rights under ERISA. If you have a claim for benefits that is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the legal rights described above.  For instance, if you request materials from one of the Plans and do not receive them within 30 days, you may file suit in a federal court.  In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.  If you have a claim for benefits which is denied or ignored, in whole or in part, you must file a written appeal within the time period specified in the Plan’s Claims Procedures.  Failure to comply with the Plan’s claims procedures may significantly jeopardize your rights to benefits.  If you are not satisfied with the final appellate decision, you may file suit in  Federal court.  If you file a lawsuit, you must do so within 120 days from the date of the Claims Administrator’s or the Plan Administrator’s final written decision (or the deadline the Claims Administrator or Plan Administrator had to notify you of a decision).  Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.  The court will decide who should pay court costs and legal fees.  If you are successful the court may order the person you have sued to pay these costs and fees.  If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.  If it should happen that plan fiduciaries misuse one of the Plan’s money, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court. If you file a lawsuit, you must do so within 120 days from the date of the alleged misuse.  Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

If you feel that anyone is discriminating against you for exercising your rights under this benefit plan, or if you feel that someone has interfered with the attainment of any right to which you feel you are entitled under any of the Plans, you must notify the Plan Administrator listed in the “ERISA Information” section of this SPD in writing within 120 days of the date of the alleged wrongdoing.  The Plan Administrator will investigate the allegation and respond to you in writing within 120 days.  If the Plan Administrator determines that your allegation has merit, the Plan Administrator will either correct the wrong, if it was the Plan which did the wrong, or will make a recommendation to the Plan Sponsor or Participating Employer if any of them have been alleged to be responsible for the wrongdoing.  If the Plan Administrator determines that your allegation is without merit, you may appeal the Plan Administrator’s decision.   You must submit written notice of your appeal to the Plan Administrator within 60 days of receipt of the Plan Administrator’s decision.  Your appeal will be reviewed and you will receive a written response within 60 days.  If you are not satisfied with the Plan Administrator’s response to your appeal, you may file suit in Federal court.   If you file a lawsuit, you must do so within 120 days from the date of the Plan Administrator’s written response to your appeal.  Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

If you have any questions about the Program, you should contact the Plan Administrator.  If you have any questions about this statement or about your rights under ERISA, you should contact the nearest  Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C.  20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

Section 16.   Plan Administrator’s Discretion

The Plan Administrator is a fiduciary to the Programs.  Except for the duties reserved to the Claims Administrator, the Plan Administrator has the full and complete discretion to interpret and construe all of the provisions of the Programs.  Such interpretation of the provisions of the Programs shall be final, conclusive, and binding.  Except for the duties reserved to the Claims Administrator, the Plan Administrator also has the full and complete discretion to make findings of fact.  The Plan Administrator has the full authority to apply those findings of fact to the provisions of the Programs.  All findings of fact made by the Plan Administrator shall be final, conclusive and binding.  For a detailed description of the Plan Administrator’s authority, see the Plan Document for the applicable Program.

Section 17.  Welfare Benefits

Welfare benefits, such as the Retiree Company-Paid Life Insurance Plan, Retiree Optional Life Insurance Plan and Retiree Dependent Life Insurance Plan, are not required to be guaranteed by a government agency.

Section 18.  Amendment, Modification, or Termination of the Programs

The Company reserves the right to amend, modify, or terminate the Programs at any time at its sole discretion.   The procedures for amending, modifying or terminating the Programs are contained in the Plan Document for the respective Program.

Procedure for Amendment, Modification, or Termination of Plan.  Any amendment of, modification to, or termination of the Plan, must be reviewed by an attorney in the Company’s Legal Department and the Plan Administrator before it is adopted by the Corporate Vice President of Human Resources or his or her delegate.

Section 19.  Disposition of Plan Assets if the Plans are Terminated

The Company may terminate any of the Plans at any time at its sole discretion.   If the Company terminates a Plan, the assets of the Plan, if any, shall not be used by the Company, but may be used in any of the following ways:

1)	to provide benefits for Participants in accordance with the Plan, and/or
2)	to pay third parties to provide such benefits, and/or
3)	to pay expenses of the Plan and/or the Trust holding the Plan's assets, and/or
4)	to provide cash for Participants, as long as the cash is not provided disproportionately to officers, shareholders, or Highly Compensated Employees.

Section 20.  Class Action Lawsuits

Legal actions against the Plan must be filed in U.S. federal court.  Class action lawsuits must be filed either 1) in the jurisdiction in which the Plan is administered (Michigan) or 2) the jurisdiction in the United States of America where the largest number of putative members of the class action reside.  This provision does not waive the requirement to exhaust administrative remedies before the filing of a lawsuit.

Section 21.  For More Information

If you have questions,  contact the Retiree Service Center, The Dow Chemical Company, Employee Development Center, Midland, Michigan  48674; Phone (800) 344-0661.

Section 22.  Important Note

 This booklet is the summary plan description (SPD) for The Dow Chemical Company Group Life Insurance Program’s Retiree Company-Paid Life Insurance Plan, The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Optional Life Insurance Plan, and The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program’s Retiree Dependent Life Insurance Plan.  However, it is not all-inclusive and it is not intended to take the place of each Plan’s legal documents.  In case of conflict between this SPD and the applicable Plan Document, the applicable Plan Document will govern.
The Plan Administrator and the Claims Administrators are Plan fiduciaries. The Plan Administrator has the full and complete discretion to interpret and construe all of the provisions of the Plans for all purposes except to make Claims for Plan Benefits determinations, which discretion is reserved for the Claims Administrator.  The Plan Administrator’s interpretations shall be final, conclusive and binding.  The Plan Administrator also has the full and complete discretion to make findings of fact for all purposes except to make Claim for Plan Benefits determinations, which discretion is reserved for the Claims Administrators.  The Plan Administrator has the full authority to apply those findings of fact to the provisions of the applicable Plan.  All findings of fact made by the Plan Administrator shall be final, conclusive and binding. The Plan Administrator has the full and complete discretion to decide whether or not it is making a Claim for Plan Benefit determination.  For a detailed description of the Plan Administrator’s authority, see the applicable Plan Document.
For the purpose of making Claim for Plan Benefits determinations, the Claims Administrators have the full and complete discretion to interpret and construe the provisions of the Plans, and such interpretation shall be final, conclusive and binding.  For the purpose of making Claim for Plan Benefits determinations, the Claims Administrators also have the full and complete discretion to make findings of fact and to apply those findings of fact to the provisions of the Plans.  All findings of fact made by the Claims Administrators shall be final, conclusive and binding.  For a detailed description of the Claims Administrators’ authority, see the applicable Plan Document.
The Company reserves the right to amend, modify or terminate the Programs at any time at its sole discretion.  The procedures for amending each of the Programs are contained in the applicable Plan Document.
The Plan Documents can be made available for your review upon written request to the Plan Administrator (listed in the ERISA Information section of this Summary Plan Description).
This Summary Plan Description (SPD) and the benefits described do not constitute a contract of employment. Your employer retains the right to terminate your employment or otherwise deal with your employment as if this SPD and the Plans had never existed.

ERISA INFORMATION
The Dow Chemical Company Group Life Insurance Program’s
Retiree Company-Paid Life Insurance Plan
(A Welfare Benefit Plan)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079

Employer Identification Number:	38-1285128

Plan Number:	507

Group Policy Number:	11700-G

Plan Administrator:	U.S. Health and Welfare Leader The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079

To Apply For A Benefit Contact:	See Claims Procedures Appendix to this SPD

To Appeal A Benefit Determination, File with:	See Claims Procedures Appendix to this SPD

To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674

Claims Administrator for Claims for Plan Benefits
Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company
Metropolitan Life Insurance Company
Group Life Claims
Oneida County Industrial Park
Utica, NY 13504-6115

Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.

Funding:
Except for Plan Option I, the Participating Employers pay the entire premium for the Plan. For Plan Option I, the Retiree and the Participating Employer share the premiums.  Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plans may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plans, as the Plans may be amended from time to time, as well as to pay for any expenses of the Plans.  Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorney’s fees, third party administrator fees, and other administrative expenses.

ERISA Information
The Dow Chemical Company
Employee-Paid and Dependent Life Insurance Program’s
Retiree Optional Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079

Employer Identification Number:	38-1285128

Plan Number:	515

Group Policy Number:	11700-G

Plan Administrator:	U.S. Health and Welfare Leader The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079

To Apply For A Benefit:	See Claims Procedures Appendix to this SPD

To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD

To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674

Claims Administrator for Claims for Plan Benefits	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.

Metropolitan Life Insurance Company Group Life Claims Oneida County Industrial Park Utica, NY 13504-6115

Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.

Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plan  may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended from time to time, as well as to pay for any expenses of the Plan.  Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.

Joint Insurance Arrangement:
Dorinco and MetLife have entered an arrangement approved by the U.S.
Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco.

If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan. Dorinco’s address is: Dorinco Reinsurance Company 1320 Waldo Avenue Dorinco Building Midland, MI 48642

ERISA Information
The Dow Chemical Company
Employee-Paid and Dependent Life Insurance Program's
Retiree Dependent Life Insurance Plan
(Welfare Benefit Plans)

Plan Sponsor:	The Dow Chemical Company Employee Development Center Midland, MI 48674 1-800-336-4456

Employer Identification Number:	38-1285128

Plan Number:	515

Group Policy Number:	11700-G

Plan Administrator:	U.S. Health and Welfare Leader The Dow Chemical Company Employee Development Center Midland, MI 48674 1-877-623-8079

To Apply For A Benefit:	See Claims Procedures Appendix to this SPD

To Appeal A Benefit Determination:	See Claims Procedures Appendix to this SPD

To Serve Legal Process, File With:	General Counsel The Dow Chemical Company c/o HR Legal Department 2030 Dow Center Midland, MI 48674

Claims Administrator for Claims for Plan Benefits:	Metropolitan Life Insurance Company administers claims under a group policy issued to The Dow Chemical Company.
Metropolitan Life Insurance Company Group Life Claims Oneida County Industrial Park Utica, NY 13504-6115

Plan Year:	The Plan's fiscal records are kept on a plan year beginning January 1 and ending December 31.

Funding:
Retirees pay the entire premium for the Plan. Benefits are funded through a group insurance contract with Metropolitan Life Insurance Company. The assets of the Plan may be used at the discretion of the Plan Administrator to pay for any benefits provided under the Plan, as the Plan may be amended from time to time, as well as to pay for any expenses of the Plan.  Such expenses may include, and are not limited to, consulting fees, actuarial fees, attorneys fees, third party administrator fees, and other administrative expenses.

Joint Insurance Arrangement:
Dorinco and MetLifehave entered an arrangement approved by the U.S. Department of Labor (DOL Advisory Opinion Letter 97-24A) in which if MetLife is insolvent, the entire life insurance benefit will be paid by Dorinco.

If Dorinco is insolvent, the entire life insurance benefit will be paid by Metropolitan.
Dorinco’s address is: Dorinco Reinsurance Company 1320 Waldo Avenue Dorinco Building Midland, MI 48642

CLAIMS PROCEDURES APPENDIX
Summary Plan Descriptions of the life insurance plans sponsored by
The Dow Chemical Company

You Must File a Claim in Accordance with These Claims Procedures

A  “Claim” is a written request by a claimant for a Plan benefit or an Eligibility Determination.  There are two kinds of Claims:

A Claim for Plan Benefits is a request for benefits covered under the Plan.

An Eligibility Determination is a kind of Claim.  It is a request for a determination as to whether a claimant is eligible to be a Participant or covered Dependent under the Plan.

You must follow the claims procedures for either CLAIMS FOR PLAN BENEFITS or CLAIMS FOR AN ELIGIBILITY DETERMINATION, whichever applies to your situation.   See applicable sections below entitled CLAIMS FOR PLAN BENEFITS and CLAIMS FOR ELIGIBILITY DETERMINATIONS.

Who Will Decide Whether to Approve or Deny My Claim?

The Program has more than one Claims Administrator.  Each of the Claims Administrators is a named fiduciary of the Program with respect to the respective types of Claims that they process.

Claims for an Eligibility Determination:  The initial determination is made by the  the Initial Claims Reviewer.  .  The Initial Claims Reviewer is the U.S. health and Welfare Leader for The Dow Chemical Company or his delegate. If you appeal, the appellate decision is made by the  the Appeals Administrator.   The Appeals Administrator is the Global Director of Benefits for The Dow Chemical Company.

Claims for a Plan Benefit:  The initial determination is made by the Initial Claims Reviewer.  The Initial Claims Reviewer is MetLife.  If you appeal, the appellate decision is made by  the Appeals Administrator.   The Appeals Administrator is MetLife.

Authority of the Administrators and Your Rights Under ERISA
The Claims Administrators have the full, complete, and final discretion to interpret the provisions of the Plan and to make findings of fact in order to carry out their respective Claims decision-making responsibilities.

Interpretations and claims decisions by the Claims Administrators are final and binding on Participants (except to the extent the Initial Claims Reviewer is subject to review by the Appeals Administrator).   If you are not satisfied with the Appeals Administrator’s final appellate decision, you may file a civil action against the Plan under s. 502 of the Employee Retirement Income Security Act (ERISA) in a federal court.  If you file a lawsuit, you must do so within 120 days from the date of the Appeal Administrator’s final written decision.  Failure to file a lawsuit within the 120 day period will result in your waiver of your right to file a lawsuit.

An Authorized Representative May Act on Your Behalf
An Authorized Representative may submit a Claim on behalf of a Plan Participant.  The Plan will recognize a person as a Plan Participant’s “Authorized Representative” if such person submits a notarized writing signed by the Participant stating that the Authorized Representative is authorized to act on behalf of such Participant.  A court order stating that a person is authorized to submit Claims on behalf of a Participant will also be recognized by the Plan.

CLAIMS FOR PLAN BENEFITS
Information Required In Order to Be a “Claim”:
For Claims that are requests for Plan benefits, the claimant must call  the Retiree Service Center at (800) 344-0661 to report the death.   The Dow Benefits Center will contact MetLife on your behalf and you will receive the appropriate Claimant Statement forms and instructions directly from MetLife.  A certified death certificate must be provided to MetLife, along with the completed Claimant Statement, to disburse the life insurance proceeds.

CLAIMS FOR DETERMINATION OF ELIGIBILITY
Information Required In Order to Be a “Claim”:
For Claims that are requests for Eligibility Determinations, the Claims must be in writing and contain the following information:

•
State the name of the Employee, and also the name of the person (Employee, Spouse of Record/Domestic Partner of Record, Dependent child, as applicable) for whom the Eligibility Determination is being requested

•	Name the benefit plan for which the Eligibility Determination is being requested
•
If the Eligibility Determination is for the Employee’s Dependent, describe the relationship for whom an Eligibility Determination is being requested to the Employee (eg. Spouse of Record/Domestic Partner of Record, Dependent child, etc.)

•	Provide documentation of such relationship (eg. marriage certificate/statement of Domestic Partnership, birth certificate, etc)

Claims for Eligibility Determinations must be filed with:

U.S. Health and Welfare Leader
The Dow Chemical Company
Employee Development Center
Midland, MI  48674
Attention: Initial Claims Reviewer for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Eligibility Determination)

INITIAL DETERMINATIONS
If you submit a Claim for Plan Benefits or a Claim for Eligibility Determination to the applicable Initial Claims Reviewer,  the applicable Initial Claims Reviewer will review your Claim and you notify you of its decision to approve or deny your Claim.  Such notification will be provided to you in writing within a reasonable period, not to exceed 90 days of the date you submitted your claim; except that under special circumstances, the Initial Claims Reviewer may have up to an additional 90 days to provide you such written notification.  If the Initial Claims Reviewer needs such an extension, it will notify you prior to the expiration of the initial 90 day period, state the reason why such an extension is needed, and indicate when it will make its determination. If the applicable Initial Claims Reviewer denies the Claim, the written notification of the Claims decision will state the reason(s) why the Claim was denied and refer to the pertinent Plan provision(s). If the Claim was denied because you did not file a complete Claim or because the Initial Claims Reviewer needed additional information, the Claims decision will state that as the reason for denying the Claim and will explain why such information was necessary.

APPEALING THE INITIAL DETERMINATION
If the applicable Initial Claims Reviewer has denied your Claim for Plan Benefits or Claim for Eligibility Determination, you may appeal the decision.  If you appeal the Initial Claims Reviewer’s decision, you must do so in writing within 60 days of receipt of the Initial Claims Reviewer’s determination, assuming that there are no extenuating circumstances, as determined by the applicable Initial Claims Reviewer.  Your written appeal must include the following information:

•	Name of Employee
•	Name of Dependent or beneficiary, if the Dependent or beneficiary is the person who is appealing the Administrator’s decision
•	Name of the benefit Plan
•	Reference to the Initial Determination
•	Explain reason why you are appealing the Initial Determination

Send appeals of Eligibility Determinations to:

Global Director of Benefits
The Dow Chemical Company
Employee Development Center
Midland, MI  48674
Attention: Appeals Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appeal of Eligibility Determination)

Send appeals of benefit denials to:

Metropolitan Life Insurance Company
Group Life Claims
Oneida County Industrial Park
Utica, NY  13504-6115
Attention: Claims Administrator for the life insurance plans of The Dow Chemical Company and certain of its subsidiaries. (Appellate Review)

You may submit any additional information to the applicable Administrator when you submit your request for appeal.  You may also request that the Administrator provide you copies of documents, records and other information that is relevant to your Claim, as determined by the applicable Administrator under applicable federal regulations.  Your request must be in writing.  Such information will be provided at no cost to you.

After the applicable Appeals Administrator receives your written request to appeal the initial determination, the Appeals Administrator will review your Claim.  Deference will not be given to the initial adverse decision, and the appellate reviewer will look at the Claim anew.  The person who will review your appeal will not be the same person as the person who made the initial decision to deny the Claim.  In addition, the person who is reviewing the appeal will not be a subordinate who reports to the person who made the initial decision to deny the Claim.  The Appeals Administrator will notify you in writing of its final decision.  Such notification will be provided within a reasonable period, not to exceed 60 days of the written request for appellate review, except that under special circumstances, the Appeals Administrator may have up to an additional 60 days to provide written notification of the final decision.  If the Appeals Administrator needs such an extension, it will notify you prior to the expiration of the initial 60 day period, state the reason why such an extension is needed, and indicate when it will make its determination.  If the Appeals Administrator determines that it does not have sufficient information to make a decision on the Claim prior to the expiration of the initial 60 day period, it will notify you.  It will describe any additional material or information necessary to submit to the Plan, and provide you with the deadline for submitting such information.  The initial 60 day time period for the Appeals Administrator to make a final written decision, plus the 60 day extension period (if applicable) are tolled from the date the notification of insufficiency is sent to you until the date on which it receives your response.  (“Tolled” means the “clock or time is stopped or suspended”.  In other words, the deadline for the Appeals Administrator to make its decision is “put on hold” until it receives the requested information).  The tolling period ends when the Appeals Administrator receives your response, regardless of the adequacy of your response.

If the Appeals Administrator has determined to that its final decision is to deny your Claim, the written notification of the decision will state the reason(s) for the denial and refer to the pertinent Plan provision(s).

DEFINITIONS APPENDIX

See Plan Document for additional definitions.  A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

“Actively at Work” or “Active Work” means that you are performing all of the usual and customary duties of your job with the Participating Employer on a Full Time or Less-Than Full Time basis.  This must be done at:

a.	the Participating Employer’s place of business; or;
b.	an alternate place approved by the Participating Employer; or
c.	a place to which the Participating Employer’s business requires you to travel.

You will be deemed to be Actively at Work during weekends or Participating Employer approved vacations, holidays or business closures if you were Actively at Work on the last scheduled work day preceding such time off.

"Administrator" means either the Plan Administrator or the Claims Administrator.

“Appeals Administrator” with respect to reviewing an adverse Claim for Benefits, means MetLife.  The Appeals Administrator for reviewing an adverse Claim for an Eligibility Determination is the Global Director of Benefits for The Dow Chemical Company.

Bargained-for Employee means an Employee who is represented by a collective bargaining unit that is recognized by the Company or Participating Employer.  “Bargained-for Employee” and “Hourly Employee” have the same meaning.

"Claim" means a written request by a claimant for a plan benefit or a request by a claimant for an Eligibility Determination that contains at a minimum, the information described in the Claims Procedures Appendix of the applicable SPD.

"Claim for an Eligibility Determination" means a Claim requesting a determination as to whether a claimant is eligible to be a Participant under a Plan.

"Claim for a Plan Benefit" means a Claim requesting that the Plan pay for benefits covered under a Plan.

"Claims Administrator" means either the Initial Claims Reviewer or the Appeals Administrator, depending on the context of the sentence in which the term is used.

"Code" means the Internal Revenue code of 1986, as amended from time to time.  Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

"Company" means The Dow Chemical Company, a corporation organized under the laws of Delaware.

“Domestic Partner” means a person who is a member of a Domestic Partnership.

“Domestic Partnership” means two people claiming to be "domestic partners" who meet all of the following requirements of paragraph A, or the requirements of paragraph B:

A.
1.	the two people must have lived together for at least twelve (12) consecutive months immediately prior to receiving coverage for benefits under the Plan, and
2.	the two people are not Married to other persons either now, or at any time during the twelve month period, and
3.
during the twelve month period, and now, the two people have been and are each other's sole domestic partner in a committed relationship similar to a legal Marriage relationship and with the intent to remain in the relationship indefinitely, and

4.	each of the two people must be legally competent and able to enter into a contract, and

5.	the two people are not related to each other in a way which would prohibit legal Marriage between opposite sex individuals, and
6.	in entering the relationship with each other, neither of the two people are acting fraudulently or under duress, and
7.	during the twelve month period and now, the two people have been and are financially interdependent with each other, and
8.	each of the two people have signed a statement acceptable to the Plan Administrator and have provided it to the Plan Administrator.

B.
1.
Evidence satisfactory to the Plan Administrator is provided that the two people are registered as domestic partners, or partners in a civil union or marriage in a state or municipality or country that legally recognizes such domestic partnerships, civil unions, or marriages, and

2.	each of the two people have signed a statement acceptable to the Plan
Administrator and have provided it to the Plan Administrator.

"Dow" means a Participating Employer or collectively, Participating Employers, as determined by the context of the sentence in which it is used, as such is interpreted by the Plan Administrator or his delegee.

“Employee” means a person who:

a.
is employed by a Participating Employer to perform personal services in an employer-employee relationship which is subject to taxation under the Federal Insurance Contribution Act or similar federal statute; and

b.	receives payment for services performed for the Participating Employer directly from the Company’s U.S. Payroll Department, or another Participating Employer’s U.S. Payroll Department; and

c.
is either a Salaried individual who is classified by the Participating Employer as having “regular full-time status or “less-than-full-time status’, or a Bargained-for individual who is classified by the Participating Employer as having “regular full –time active status”, and

d.	if Localized, is Localized in the U.S., and

e.	if on an international assignment, is either a U.S. citizen or Localized in the U.S..

The definition of “Employee” does not include an individual who performs services for the benefit of a Participating Employer if his compensation is paid by an entity or source other than the Company’s U.S. Payroll Department or another Participating Employer’s U.S. Payroll Department.  Further, the definition of “Employee” does not include any individual who is characterized by the Participating Employer as an independent contractor, contingent worker, consultant, contractor, or similar term.  These individuals are not “Employees” (with a capital “E”) for purposes of the Plan even if such an individual is determined by a court or regulatory agency to be a “common law employee” of a Participating Employer.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Full-Time” Employee means an Employee who has been classified by a Participating Employer as having “full-time” status.

Hourly Employee means an Employee who is represented by a collective bargaining unit that is recognized by the Company or Participating Employer.  “Bargained-for Employee” and “Hourly Employee” have the same meaning.

“Initial Claims Reviewer” with respect to deciding Claims for Plan Benefits is MetLife.  With respect to deciding a Claim for an Eligibility Determination, the Initial Claims Reviewer is the U.S. Health and Welfare Leader.

 “Less-Than-Full-Time” Employee means an Employee who has been approved by a Participating Employer to work 20 to 39 hours per week and is classified by a Participating Employer as having “Less-Than-Full-Time Status”.

“Localized” means that a Participating Employer has made a determination that an Employee is permanently relocated to a particular country, and the Employee has accepted such determination.  For example, a Malaysian national is “Localized” to the U.S. when a

Participating Employer has determined that such Employee is permanently relocated to the U.S., and such Employee has accepted such determination.

"Married" or "Marriage" means a legally valid marriage between a man and a woman recognized by the state in which the man and the woman reside.

“MetLife” means Metropolitan Life Insurance Company.

"Participating Employer" means the Company or any other corporation or business entity the Company authorizes to participate in the Program with respect to its Employees.

“Plan” means either the Retiree Company-Paid Life Insurance Plan (for Salaried Retirees and Retirees of Certain Hourly Groups), which is a component of The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507); or the Retiree Optional Life Insurance Plan  or the Retiree Dependent Life Insurance Plan, which are components of The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515); whichever the case may be.

“Plan Administrator” means each of the Vice President of Compensation and Benefits, the Global Director of Benefits, the U.S. Health and Welfare Leader, and such other person, group of persons or entity  which may be designated by the Plan Sponsor in accordance with the Plan Document.

"Plan Document" means either the plan document for The Dow Chemical Company Group Life Insurance Program or The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program, whichever the case may be.

"Program" means either The Dow Chemical Company Group Life Insurance Program (ERISA Plan #507) or The Dow Chemical Company Employee-Paid and Dependent Life Insurance Program (ERISA Plan #515), whichever the case may be.

"Program Year" means the 12-consecutive-month period ending each December 31.

“Regular” Employee
A “regular”  Employee is an Employee who is classified by the Employer as “regular.”

"Retire" or "Retirement" means when an active Employee who is age 50 or older with 10 or more years  of Service terminates employment with a Participating Employer who is also a “Retiree”.

"Retiree", except as provided below in this paragraph, means an Employee who is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer and is eligible to receive a pension under the Dow Employees’ Pension Plan and was a Participant in the Program on the day preceding Retirement.  An Employee who is receiving, or has received a benefit, under the 1993 Special Separation Payment Plan who is 50 or older at the time he leaves active employment with Dow, regardless of years of Service, is also a "Retiree".

“Retiree”, except as provided below in this paragraph, also means an Employee who is age 50 or older with 10 or more years of Service when his employment terminated with a Participating Employer, terminated employment with Union Carbide Corporation or its subsidiary that is a Participating Employer on or after February 6, 2003, is eligible to receive a pension under the terms of the Union Carbide Employees’ Pension Plan, and was a Participant in the Program on the day preceding termination of employment with the Participating Employer.

“Retiree” also means an Employee who was enrolled in The Dow Chemical Company Executive Split Dollar Life Insurance Plan, terminated employment with Dow Chemical Canada Inc. on or after October 1, 2003 at age 50 or older with 10 or more years of Service, is eligible to receive a pension from the pension plan sponsored by Dow Chemical Canada Inc., and signed a waiver of all his rights under The Dow Chemical Company Executive Split Dollar Life Insurance Agreement between himself and The Dow Chemical Company.

"Salaried" means an individual who is not represented by a collective bargaining unit.

“Service” with respect to a Retiree who is eligible to receive a pension from the Dow Employees’ Pension Plan, "Service" means either “Eligibility Service" or "Credited Service" recognized under the Dow Employees' Pension Plan, whichever is greater.   With respect to a Retiree who is eligible to receive a pension from the Union Carbide Employees’ Pension Plan, “Service” means “Eligibility Service” or “Credited Service” recognized under the Union Carbide Employees’ Pension Plan, whichever is greater.  An exception is made with respect to Employees of the Dow Mid-Michigan Business Process Service Center (“BPSC”) and Business Services, LLC.  See Plan Document for details.

"Spouse" means a person who is Married to the Employee.

“SPD” means the Summary Plan Description.